Supplement to the Current Statement of Additional Information – Part I

MFS® Emerging Markets Equity Fund

Effective immediately, Nicholas D. Smithie no longer serves as a portfolio manager of the MFS Emerging Markets Equity Fund. Jose Luis Garcia and Robert Lau are primarily responsible for the day-to-day management of the fund. All references to Mr. Smithie as portfolio manager of the fund are hereby deleted in their entirety.

The date of this supplement is April 30, 2010.